Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED NOVEMBER 23, 2010

to

STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 23, 2009

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION UNDER “MANAGEMENT OF THE TRUST”:

Effective November 1, 2010, Lynn H. Waterloo is no longer Treasurer and Chief Financial Officer of the Ambassador Money Market Fund.

Gregory A. Prost, in addition to serving as Vice President and Secretary of the Fund, has been appointed Treasurer.

Maria C. De Nicolo, in addition to serving as Chief Compliance Officer of the Fund, has been appointed Chief Financial Officer of the Fund.

Christina M. Curtis was appointed Assistant Treasurer of the Fund.

Please keep this supplement for future reference